Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before provision for income taxes for the years ended December 31, 2012, 2011 and 2010 consisted of:

(in thousands)	2012	2011	2010
Pretax income in The Netherlands	$27,222	$30,232	$55,431
Pretax income from foreign operations	117,931	65,980	117,690
	$145,153	$96,212	$173,121

The provisions for income taxes for the years ended December 31, 2012, 2011 and 2010 are as follows:

(in thousands)	2012	2011	2010
Current—The Netherlands	$3,271	$6,752	$12,265
—Foreign	35,112	26,372	36,487
	38,383	33,124	48,752
Deferred—The Netherlands	—	—	—
—Foreign	(22,767)	(31,861)	(19,942)
	(22,767)	(31,861)	(19,942)
Total provision for income taxes	$15,616	$1,263	$28,810

The Netherlands statutory income tax rate for the years ended December 31, 2012, 2011 and 2010 was 25%, 25% and 25.5%. The principal items comprising the differences between income taxes computed at the Netherlands statutory rate and the effective tax rate for the years ended December 31, 2012, 2011 and 2010 are as follows:

	2012		2011		2010
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$36,288	25.0%	$24,053	25.0%	$44,146	25.5%
Earnings of subsidiaries taxed at different rates	5,180	3.6	3,204	3.3	7,710	4.5
Tax impact from permanent items	4,854	3.4	5,989	6.2	3,295	1.9
Tax impact from tax exempt income	(36,969)	(25.5)	(23,382)	(24.3)	(10,283)	(6.0)
Tax contingencies, net	2,729	1.9	(1,675)	(1.7)	(1,269)	(0.7)
Taxes due to changes in tax rates	(1,086)	(0.8)	(3,521)	(3.7)	(1,400)	(0.8)
Taxes due to changes in tax laws	2,697	1.9	—	—	—	—
Restructuring	—	—	—	—	(12,903)	(7.5)
Prior year taxes	2,805	1.9	(2,632)	(2.7)	476	0.3
Other items, net	(882)	(0.6)	(773)	(0.8)	(962)	(0.6)
Total provision for income taxes	$15,616	10.8%	$1,263	1.3%	$28,810	16.6%

We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in the Netherlands, Germany, Switzerland and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in the Netherlands are open since 2000 for income tax examinations by tax authorities. Our subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2008. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning the year ending December 31, 2008 through the current period.
During 2011, the tax authorities audited the income tax returns of our German subsidiaries for the tax years 2006 through 2009. The outcome of the audit resulted in a current tax liability of $5.3 million primarily related to the timing of certain deductions. As such, a deferred tax asset and deferred tax benefit was recorded that substantially offset the current year liability and expense. As a result of the audit being settled in 2011, the Company released $2.3 million of tax reserves through income tax expense.
We do not currently anticipate that our existing reserves related to uncertain tax positions as of December 31, 2012 will significantly increase or decrease during the twelve-month period ending December 31, 2013; however, various events could cause our current expectations to change in the future. The majority of these uncertain tax positions, if ever recognized in the financial statements, would be recorded in the statement of operations as part of the income tax provision.

Changes in the gross amount of unrecognized tax benefits are as follows:

(in thousands)	Unrecognized Tax Benefits
Balance at December 31, 2010	$8,673
Additions based on tax positions related to the current year	757
Additions for tax positions of prior years	31
Settlements with taxing authorities	(2,257)
Reductions due to lapse of statute of limitations	(207)
Decrease from currency translation	(62)
Balance at December 31, 2011	$6,935
Additions based on tax positions related to the current year	819
Additions for tax positions of prior years	3,608
Reductions due to lapse of statute of limitations	(691)
Increase from currency translation	104
Balance at December 31, 2012	$10,775

At December 31, 2012 and 2011, our net unrecognized tax benefits totaled approximately $8.8 million and $6.3 million, respectively, of which $8.8 million and $6.3 million in benefits, if recognized, would favorably, affect our effective tax rate in any future period. It is possible that approximately $2.4 million of the unrecognized tax benefits may be released during the next 12 months due to lapse of statute of limitations or settlements with tax authorities.
Our policy is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties within tax provision expense. At December 31, 2012 and 2011, we have net interest expense and penalties of $2.8 million and $0.1 million, respectively. At December 31, 2012 and 2011, we have accrued interest of $3.0 million and $0.5 million, respectively, that are not included in the table above.
We have recorded net deferred tax liabilities of $165.0 million and $181.5 million at December 31, 2012 and 2011, respectively. The 2011 deferred taxes have been adjusted to correctly reflect as current or non-current and to net deferred tax positions within the same tax jurisdictions. These balance sheet reclassifications have no impact on retained earnings. The components of the net deferred tax liability at December 31, 2012 and December 31, 2011 are as follows:

	2012		2011
(in thousands)	Deferred Tax Assets	Deferred Tax Liability	Deferred Tax Assets	Deferred Tax Liability
Net operating loss carry forwards	$17,664	$—	$10,389	$—
Accrued and other liabilities	21,412	(552)	25,981	(65)
Inventories	2,991	(1,410)	3,106	(1,578)
Allowance for bad debts	687	(600)	726	(471)
Currency revaluation	266	(746)	—	(546)
Depreciation and amortization	606	(10,027)	124	(19,854)
Capital lease	2,149	—	2,392	—
Tax credits	611	—	6,848	—
Unremitted profits and earnings	—	(1,215)	—	(1,175)
Intangibles	5,270	(220,880)	2,523	(218,027)
Equity awards	10,082	—	7,289	—
Other	10,460	(1,314)	6,553	(1,432)
Valuation allowance	(442)	—	(4,260)	—
	$71,756	$(236,744)	$61,671	$(243,148)
Net deferred tax liabilities		$(164,988)		$(181,477)

At December 31, 2012 and 2011, we had $58.7 million and $39.4 million in total foreign net operating losses. At December 31, 2012 and 2011, we had $13.5 million and $5.1 million of U.S. federal net operating loss (NOL) carryforwards. At December 31, 2012, the entire NOLs in the U.S. are subject to limitations under Section 382 of the Internal Revenue Code but all losses subject to IRC 382 limitation are expected to be utilized before they expire. The net operating losses in the U.S. will expire beginning December 31, 2021 through December 31, 2031. As of December 31, 2012 and 2011, we had other foreign NOL carryforwards totaling approximately $45.2 million and $34.3 million, respectively. These NOLs were primarily generated from acquisitions and operating losses from our subsidiaries. A portion of the foreign net operating losses will be expiring beginning December 31, 2013. The valuation allowance amounts for the years ended December 31, 2012 and 2011 are $0.4 million and $4.3 million, respectively. We had a release of the valuation allowance of $3.9 million in 2012 as an adjustment to goodwill related to a deferred tax asset from a 2009 acquisition. In 2011, we had a decrease of valuation allowance of $1.1 million from the deferred tax assets that were used to offset current tax liability.
As of December 31, 2012, a provision has not been made for residual Netherlands income taxes on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either permanently reinvested or can be repatriated tax free. These earnings retained by subsidiaries and equity accounted investments amounted to $185.0 million at December 31, 2012. We have $18.0 million of undistributed earnings that we do not consider permanently reinvested and have recorded deferred income taxes or withholding taxes at December 31, 2012 and December 31, 2011, of approximately $1.2 million. There are no income tax consequences regarding payment of dividends to our shareholders. To date, we have never paid dividends.